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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

            CANADA                    001-32312                98-0442987
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

 3399 Peachtree Road NE, Suite 1500, Atlanta, GA                  30326
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 5, 2005, the Corporation and its Chief Executive Officer, Brian
W. Sturgell, entered into a Change of Control Agreement (the "Novelis Change of Control Agreement"). On January 6, 2005, the Corporation assumed all the obligations of Alcan set forth in an earlier Change of Control Agreement between Alcan and Mr. Sturgell dated as of August 1, 2002, as amended by a letter dated May 11, 2004 (the "Alcan Change of Control Agreement"). The Novelis Change of Control Agreement replaces the Alcan Change of Control Agreement, although it is very similar in its terms. The material difference is that the Novelis Change of Control sets the expiration of the agreement at January 6, 2007 to make it consistent with the tenure of the change of control agreements in place with the other executive officers of the Corporation who have such agreements.

ITEM 9.01.   EXHIBITS

EXHIBIT NO.     DESCRIPTION
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10.1            Change of Control Agreement dated as of December 5, 2005
                between Novelis Inc. and Brian W Sturgell.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NOVELIS INC.
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                                                       (Registrant)

Date:  December 9, 2005

                                                       /s/ DAVID KENNEDY
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                                                       David Kennedy
                                                       Secretary

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